SUPPLEMENT TO FIDELITY'S TARGETED
INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1997
PROSPECTUS
   The following information replaces similar information found in the "Charter" section on page P-30.
   Trygve Toraasen is manager of Nordic, which he has managed since June 1998. Previously, he was associate manager for the fund since October 1997. Mr. Toraasen joined Fidelity in 1994 as a research analyst, after receiving his MSBA from the University of Southern California.
   The following information replaces similar information found in the "Investment Principles and Risks" section on page P-32:
   In addition, a small number of companies represent a large percentage of the market. For example, as of March 31, 1998, Hong Kong & Shanghai Banking Corporation (HSBC), the largest company traded in the Hong Kong market, represented approximately 20% of the market's total capitalization, and the ten largest companies traded in the Hong Kong market represented approximately 57% of the market's capitalization. As of May 27, 1998, HSBC represented approximately 23% of the fund's portfolio.

The following information replaces similar information found in the "Charter" section on page P-29:
Alexandra Edzard is manager of Germany and France, which she has managed since September 1996 and May 1998, respectively. Ms. Edzard joined Fidelity International, Limited as an analyst in 1994. Previously, she was an investment officer for Deutsche Bank AG, in London, from 1991 to 1994.

   The following information replaces similar information found in the "Performance" section on page P-25:

FISCAL YEARS ENDED OCTOBER 31 AVERAGE ANNUAL TOTAL RETURNS                   CUMULATIVE TOTAL RETURNS

                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND

HONG KONG AND CHINA FUNDG      -13.36%       N/A              6.06%           -13.36%       N/A              12.48%

HONG KONG AND CHINA FUND
(LOAD ADJ.A)                   -15.96%       N/A              4.45%           -15.96%       N/A              9.11%

HANG SENG INDEX                -12.53%       N/A              7.26%           -12.53%       N/A              15.05%


YEAR-BY-YEAR TOTAL RETURNS

CALENDAR YEARS                                                         1996

HONG KONG AND CHINA FUND                                               40.99%

HANG SENG INDEX                                                        37.50%

CONSUMER PRICE INDEX                                                   3.32%


The following information replaces similar information found in the "Performance" section on page P-28:
(small solid bullet) Southeast Asia Fund is compared to the Lipper Pacific ex-Japan Funds Average, which reflects the performance of 76 funds investing in the Pacific region excluding Japan.